CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Professionally Managed Portfolios, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Professionally Managed Portfolios for the period ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Professionally Managed Portfolios for the stated period.


/s/ Robert M. Slotky            /s/ Eric W. Falkeis
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Robert M. Slotky                Eric W. Falkeis
President, Professionally       Treasurer, Professionally
Managed Portfolios              Managed Portfolios

Dated:  May 4, 2006             Dated:  May 5, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Professionally Managed Portfolios for purposes of the Securities Exchange Act of 1934.